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                                                                EXHIBIT 10.D1d
                          RENEWAL NOTE
                      FOR A FIXED RATE LOAN

$
 ------------------------                  ----------------------


          THE UNDERSIGNED ("Borrowers"), jointly and severally, promise to pay to the order of -------------------------, a ----------------- corporation
("Payee"), at -----------------------,
------------------------------------, or to its assigns (the "Bank"), or at such other address as the Bank may specify to the Borrowers in writing, the sum of ----------------------------
($-------------), payable in --------------- (---) consecutive monthly installments of -----------------------------------------
($-----------), including interest, the first payment to be made on ---------- ----------, with subsequent payments to be made on the same day of each month thereafter until the final payment becomes due on -------------------------.

          The outstanding principal balance will bear interest at a fixed rate of -------- percent. The interest rate will be assessed at Prime rate plus ------- percentage points and will be adjusted every six months using the prime rate published by ---------------------------- plus ------ percentage points. Any such change in the interest rate will cause a change in the monthly payment to ensure payment in full of the existing balance over the remaining amortization period. Interest shall be payable monthly on the same day as the principal, until the whole sum, principal and interest, has been paid.

          This Note may be prepaid in whole or in part at any time. All such prepayments will be applied first to the payment of other charges, fees, and expenses under this Note and any other Related Document, as defined below, second to the payment of accrued interest and third to principal installments due hereunder in inverse order of maturity.

          This Note is a renewal of an earlier promissory note (No. -------) in the principal amount of ----------------------
--------------------- ($-------------) executed as of ----------
------------------- (the Prior Note), by Borrowers in favor of Payee or United Grocers, Inc., an Oregon corporation, and is secured by and guaranteed by the Loan Agreement, Security Agreement, and all other documents and instruments (as from time to time were amended, collectively, the "Related Documents"). Reference is made to such Related Documents for additional terms under which the amounts evidenced hereby may become immediately due and owing. To the extent that the interest rate provision or any other provision of this Note is inconsistent with a provision of the Loan Agreement or other Related Document, the terms of this Note shall be deemed to amend such inconsistent term in the Related Documents without affecting or invalidating the remaining provisions thereof.

          The Borrowers agree that until this Note is paid in full Borrowers shall (1) do all things necessary to maintain its status as a member in good standing of United Grocers, Inc., and (2) purchase product through United Grocers, Inc., to the extent that a certain percentage may be required in the Related Documents or other agreements that may exist between Borrower, Payee, or United Grocers, Inc.

          All payments becoming due hereunder should be made to ------------------------------ at ---------------------------.

          The occurrence of any of the following events shall constitute an Event of Default under this Note: (i) any default in the payment of this Note; (ii) any breach or default under other Related Documents or other agreements that may exist between Borrower, Payee, or United Grocers, Inc.;
(iii) Borrowers fail to purchase the required percentage of product from United Grocers, Inc., that may be required in the Related Documents or other agreements that exist between Borrower, Payee, or United Grocers, Inc.; (iv) Borrowers shall no longer be a member in good standing of United Grocers, Inc.; (v) either the Payee or Bank in good faith shall believe the prospect of payment of this Note is substantially impaired due to a materially adverse change in Borrowers' financial condition. Upon the occurrence of an Event of Default and at any time thereafter, the holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest, or other notice of any kind. If this Note is placed in the hands of an attorney for collection, Borrowers promise and agree to pay the reasonable attorney fees and collection costs of the holder of this Note even though no suit or action is filed hereon; if a suit or an action is filed, the Borrowers must pay such reasonable attorney fees as shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard, and decided. The Borrowers agree that their obligations hereunder are absolute and unconditional and shall continue for so long as any amounts payable hereunder remain unpaid, without any defense or set off.

          This Renewal Note shall not be effective if, prior to ------ days before the maturity of the Prior Note, Borrowers are notified by Payee that it elects not to renew the Prior Note. In such event, this Renewal Note is of no effect and the Borrowers' indebtedness is due in accordance with the terms of the Prior Note.


                                  ----------------------------------
                                  Name:-----------------------------
                                  Title:----------------------------

                                  By--------------------------------
                                  Name:-----------------------------
                                  Title:----------------------------

                                  By--------------------------------


                                  INDIVIDUALLY:


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